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                                    FORM 8-K

                                 Current Report


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 3, 2000
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

Commission        Exact name of registrant as specified in its charter and          States of           I.R.S. Employer
File Number           principal office address and telephone number               Incorporation           I.D. Number
1-1483                WASHINGTON GAS LIGHT COMPANY                             District of Columbia       53-0162882
                      1100 H Street, N.W.                                         and Virginia
                      Washington, D.C. 20080
                      (703) 750-4440

                                      None
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          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS

    On June 3, 2000, Joseph M.Schepis, the President and Chief Operating Officer of Washington Gas Light Company (the Company) and a member of the Company's Board of Directors, passed away. Mr. Schepis was also the president and a director of several Company subsidiaries.



























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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                WASHINGTON GAS LIGHT COMPANY
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                                                         (Registrant)


Date       June 14, 2000                         /s/ Robert E. Tuoriniemi
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                                                     Robert E. Tuoriniemi
                                                         Controller
                                                  (Principal Accounting Officer)





















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